UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 19, 2002

                      ALTERNATE MARKETING NETWORKS, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                        0-26624             38-2841197
(State of other jurisdiction  (Commission File No.)  (IRS Employer
  of incorporation)                                   Identification Number)

           One Ionia SW, Suite 520, Grand Rapids, Michigan 49503
           (Address of principal executive offices)  (Zip Code)

                              (616) 235-0698
            (Registrant's telephone number, including area code)


                               Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

























Item 9.     Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of Adil Khan, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Sandra J. Smith, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied, as correspondence to the SEC, the filing of our Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002 on November 19, 2002.
















































                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 2002.

                                    ALTERNATE MARKETING NETWORKS, INC.


                                    By: /s/ Phillip D. Miller
                                    Name:   Phillip D. Miller
                                    Title:   Chairman









































                                EXHIBIT INDEX

Exhibit No.               Description

99.1                      Certification of Chief Executive Officer

99.2                      Certification of Chief Financial Officer